CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS
Accounts receivable, net of allowance	$ 7	$ 20	$ 38
Inventory, net of reserves	$ 64	$ 64	$ 0
STOCKHOLDERS' EQUITY :
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, Authorized	145,000	100,000	100,000
Common stock, Issued	62,187	52,211	47,299
Common stock, outstanding	62,187	52,211	47,299